UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report June 30, 2015

JDD
Nuveen Diversified Dividend and Income Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments Inc. (Nuveen) is the sub-adviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, leads the Fund’s management team at the firm.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony team is led by Gunther Stein, Chief Investment Officer and Chief Executive Officer.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2015.

What were the key strategies used to manage the Fund during this six-month reporting period ended June 30, 2015?

The Fund’s investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield at least 100 basis points above the MSCI World Index. At NWQ, we employ a value based approach in our bottom up analysis. We look for attractive absolute valuation, positive risk/reward with downside

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

protection and catalysts that can drive a positive revaluation of our companies. We believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation. We have seen many companies significantly increase their shareholder remuneration through share repurchases and higher dividends.

In managing the real estate portion of the portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company credit quality, sector and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Across all real estate sectors, we favored companies with properties located in the strongest infill markets. These “high barrier to entry” markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, expects to invest in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research. Throughout the reporting period, Wellington Management maintained a moderately pro-risk stance. Wellington Management continued to favor issuers in Latin America over Eastern Europe and Asia. In particular, Wellington Management favored external debt in high quality oil producers like Mexico, though they remained more cautious on Peru and Chile given their dependence on metals production. Wellington Management maintained their longstanding theme of favoring some of the smaller Eastern European markets with improving fundamentals like Bulgaria, Romania and Lithuania, though they remain cautious on Poland due to rich valuations. In Asia, Wellington Management had no exposure to China and was underweight to the Philippines given tight spreads. Wellington Management continued to favor local rates in Brazil, Colombia, Mexico and South Africa. They modestly increased currency exposure during the reporting period due to attractive valuations. They added exposure to the Indian rupee, due to the high carry and positive long-term structural trends and the Brazilian real, due to the high carry and tighter macro policies. Corporate exposure remained limited during the reporting period.

How did the Fund perform during this six-month reporting period ended June 30, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2015. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2015, JDD underperformed its comparative Blended Index and the S&P 500® Index.

NWQ

For the dividend paying equity portion of the Fund’s portfolio, managed by NWQ, the Fund’s geographic investments in Europe have begun to pay off in 2015. German and Swiss companies have been our leaders. The Swiss dropping the peg with the euro has strengthened that currency and led to gains. We have limited exposure to commodity driven economies and emerging markets, which has helped relative performance. An underweight in Japan has hurt in the first half of 2015, although positive stock selection has made it more neutral.

6	Nuveen Investments

From an industry perspective, our significant investments in the financial sector were a slight negative relative to the benchmark, although positive on an absolute basis. We believe financials represent the sector with the best opportunity to find undervalued stocks with positive risk/rewards. We also believe the emerging capital return opportunity and improving business fundamentals will continue to drive a positive revaluation in the sector. We remain optimistic and overweight the sector.

We also benefited from an underweight in several sectors that continued to lag. We have been negative on the prospects in the commodity belt given a lack of growth from emerging markets, which drove much of the incremental demand in the last decade and the supply response. We have had positive performance in the materials sector where several of our holdings have seen lower feedstock prices and are generating strong returns. In the energy sector, we have been defensive with integrated and oil refiners. Unfortunately, we continued to have negative performance although less than our Blended Benchmark.

We had the opposite impact in the health care sector as an overweight position and positive performance within the group was helpful. Our holdings have been focused on pharmaceuticals with strong prospects and attractive valuations and dividends. The Blended Benchmark has benefited from a significant weight in higher valued and faster growing biotech companies.

Those holdings that positively contributed to performance included Avery Dennison Corporation, a provider of pressure sensitive materials and radio frequency identification inlays for apparel manufacturers, which outperformed given strong fundamentals, including healthy organic growth and productivity improvement. The company is also well positioned to benefit from incremental operating leverage as the European economic recovery unfolds.

ING Groep N.V. performed well on the prospects of a recovery in bank earnings due to the growing European recovery, positive impact of quantitative easing and a weaker euro play out. Investors have also been supportive of the company’s high capital return potential as management plans to gradually sell down its stake in NN Group and return cash to shareholders. The divestiture of this insurance holding should be the final step of the company’s transformation from a financial conglomerate to banking with a European retail focus.

Nippon Telegraph & Telephone Corporation (NTT) performed well as the Japanese wireless market has remained disciplined among the three main players. NTT has also shown improved cost discipline and continued strong capital return. The new Hikari Collaboration Model will allow for bundling in the Japanese market which could further reduce churn and improve returns. We remain optimistic on NTT’s prospects.

Those positions that detracted from performance included Ericsson, whose stock declined given limited visibility and uncertainty in capital spending by telcom carriers in both North America and Asia. We continue to believe that Ericsson sits squarely in the middle of a global trend to consume ever increasing amounts of voice and data via mobile devices. The stock has performed quite well since our original purchase, and we continue to believe there is additional upside.

Royal Dutch Shell PLC was a poor performer as energy prices were extremely weak during the reporting period. The company has been slow to adjust their cost structure to the new environment, which hurt the stock price. Royal Dutch is integrated and diversified and sells at a much lower valuation than its peers. We continue to own a smaller position in the Fund.

Viacom Inc. has been a weak performer in the media sector. Ratings have been weak for many cable channels, particularly in the younger children market, which has impacted Nickelodeon. Some of the weakness is due to measurement issues that should abate as methods adapt to measuring time shift and digital viewing. The remainder has been a lack of strong programming on Viacom’s channels. Concerns over affiliate deals have also hurt. As deals get renewed over the next year, we believe prospects for Viacom could improve.

The Fund continued to write call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The effect on performance for the reporting period was negligible. The Fund purchased a small amount of call options on individual stocks to gain exposure to those securities. The options had a minimally negative impact on performance.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Security Capital

In the real estate portion of the Fund managed by Security Capital, there were distinctive performance differences by major property type with underlying themes and influences reflecting company specific factors, earlier reporting period performance differentials, as well as shifting investor expectations, all influenced by macro-economic trends. In this context, the year-to-date performance leaders by major property type were self-storage, manufactured homes and apartments. Self-storage companies continue to exhibit strong and durable property operations, driven, in part by housing market trends, a scarcity of new supply, as well as expense saving technology. Apartment companies continue to drive healthy revenue growth despite investors’ wariness of asset and company valuations in the context of rebounding levels of new supply, rising property taxes and perceived headwinds from a recovering single family housing market.

The Fund’s benchmark-relative performance was constrained by common equity investments in industrial, health care and strip center companies. In general, investors are wary of the corrosive impact of rising rates and inflationary pressures on the value of assets where longer term leases are more bond-like. In the case of health care companies, this has been compounded by their actual and perceived need for ongoing equity to fund deal making. For Health Care Property Investors Inc. (HCP), these worries also include performance and litigation issues as well. Within the industrial sector, while rent and occupancy trends have been very healthy, investors are wary of escalating new construction in a number of key distribution markets, a concern amplified by the short lead time for delivering new industrial assets and the abundance of capital available to fund development. Lastly, operations for the strip shopping center companies are benefiting from healthy demand for space from “big box” anchor tenants in the context of almost no new construction and hopeful indicators for in-line small shop tenancy related to a strengthening economy. Inspite of this, investors are wary of prospective challenges, including shifting big-box business models in the face of internet competition, heightened competition facing grocers and relatively fragile small shop credit.

While dedicated real estate investors are keenly focused on interest rates, the continued advance of underlying asset values suggest that private real estate markets as a whole have largely shrugged off interest rate gyrations. Real estate investors appear focused to a greater extent on a host of factors which have not changed and together characterize a highly favorable fundamental and financial positioning for continued cash flow growth and stable valuations. These include low borrowing spreads, accommodating debt markets, low levels of new construction and stable-to-improving rent/occupancy levels. In this context, U.S. and global institutional demand for U.S. real estate investments is very strong, pricing is stable-to-improving and there is a suggestion that private capital stands ready to take advantage of public market overreactions where they occur.

The behavior of generalist stock investors, which include large/small cap stock funds, hedge funds and closed end funds, among others, suggest a different view. Many of these investors embrace a dividend orientation to investing in REIT common equity and within their portfolios REIT’s are aligned with a group of income-oriented investments, which become significantly less appealing as rates rise.

We expect this tension, and the resulting quarter-to-quarter price volatility, to continue as the highly diverse universe of REIT investors respond to shifting signals and interpretations of Fed actions and intent, among a myriad of other factors. With the upward advance of real estate values and the latest rate-induced downdraft in REIT common pricing, we are seeing evidence of a material arbitrage between public market pricing of REITs and the value afforded their assets by real estate investors. Our research suggests that material NAV discounts are a factor across a broad spectrum of the U.S. REIT market, particularly the small/mid cap REITs. The mechanisms by which this arbitrage is monetized are likely to be varied, ranging from merger and acquisitions (M&A) as we saw in the second quarter, to simply selling assets and/or buying back stock. In this context, at the end of the reporting period, we find REIT valuations attractive.

8	Nuveen Investments

Symphony

The senior loan sleeve managed by Symphony positively contributed to the Fund’s performance during the reporting period. All industries positively contributed to performance with the exception of the health care providers & services industry. Our holdings in the media, hotel, restaurants and leisure, as well as food and staples retailing industries were top contributors to performance.

The Fund’s position in the term loans of U.S. Foods, Inc. and Albertson’s LLC contributed to the performance. Symphony believes the food and drug sector has historically been more defensive during periods of volatility and believes these loans offer an attractive coupon relative to the rest of the sector and broad market. Both the sector and the companies have performed well, and we anticipate the loans will continue to be a core position in the Fund’s portfolio in the near term. Additionally, performance was benefited by the loan of Yell Group PLC, a multi-national directories and internet services company.

Specific holdings that detracted from performance include positions in Millennium Laboratories, a health care service company. Also detracting marginally from performance was the Tribune Company’s post reorganization equity. The Tribune Company, through its auxiliaries, operates as a media and entertainment company. In August 2014, Tribune split its media and publishing businesses into two separate units. Since the split, the value of Tribune Media’s post reorganization equity has come under pressure. Solid first quarter 2015 earnings coupled with the announcement that it intends to pay regular quarterly cash dividends starting in the second fiscal quarter of 2015, has helped the price stabilize.

Wellington Management

In the emerging markets debt portion of the portfolio managed by Wellington Management, both country rotation strategies and security selection detracted from overall performance. Among country rotation strategies, an underweight to Peru and Ukraine and an overweight to Brazil contributed to overall performance, while an allocation to Bulgaria, as well as an overweight to Mexico and Colombia detracted from performance. Within security selection, positioning in Turkey, Colombia and the Dominican Republic contributed to overall performance, while security selection in Brazil, Mexico and Kazakhstan detracted.

The Fund continued to utilize forward contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as actively manage certain currency exposures in an attempt to benefit from potential appreciation. The use of currency forwards contributed a small positive amount to performance.

The Fund also used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage and yield curve exposure. These positions had a small positive impact on performance.

The commodity decline, particularly for oil prices, has weighed on a number of emerging markets. We believe, while the worst in commodity prices is most likely behind us, the negative terms of trade shock on commodity exporters has likely not yet played out fully and will have a dampening effect on a pick-up in emerging markets growth. We are looking for opportunities in oil exporting countries that can endure a period of lower prices, such as Mexico. We are more cautious on oil producing countries that are either dependent on higher oil prices, like Venezuela or that have other fundamental challenges, such as Ghana. We look for opportunities in markets and regions that stand to benefit from lower oil prices, including select markets in Eastern Europe and Asia.

Nuveen Investments	9

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts impact on performance was modestly negative during this reporting period.

As of June 30, 2015, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	31.11%
Regulatory Leverage*	31.11%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

The Fund employs regulatory leverage through the use of bank borrowings. As of June 30, 2015, the Fund had outstanding bank borrowings of $116,500,000.

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

10	Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2015, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income. Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of 5/31/2015

	Per Share Distribution		Monthly NII[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribtion Rate on NAV[3]	Annualized Total Return on NAV			YTD Distribution Rate on NAV[4]
Inception Date	Quarterly	Monthly Equivalent					1-Year	5-Year	YTD
9/2003	$0.2700	$0.0900	$0.0515	$0.3676	$2.4108	7.91%	7.13%	12.17%	2.63%	3.96%

[1]	NII is net investment income, which is expressed as a monthly amount using a six-month average. For approximately 25% of the Fund, net income represents net REIT cash flow which may consist of income, capital gains, and/or a return of capital.

[2]	These are approximations. Actual amounts may be more or less than amounts listed above.

[3]	Current distribution, annualized, expressed over the most recent month-end NAV.

[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

Nuveen Investments	11

Common Share Information (continued)

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of 5/31/20151

	Current Quarter Estimated Source of Distribution			Calendar YTD Estimated Per Share Amounts
Per Share Distribution	NII[2]	Realized Gains	Return of Capital[3]	Distributions[4]	NII[2]	Realized Gains	Return of Capital[3]
$ 0.2720	50.6%	49.4%	0.0%	$0.5400	$0.2731	$0.2669	$–

[1]	The Fund owns REIT securities which attribute their distributions to various sources, including NII, gains and return of capital. The estimates below are based on prior year attribution percentages, which can be expected to differ from the actual final attributions for the current year.

[2]	NII is net investment income and is a projection through the end of the current calendar quarter based on most recent month-end data.

[3]	Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital my be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[4]	Includes the most recent quarterly distribution declaration.

COMMON SHARE REPURCHASES

During August 2014, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

JDD
Common Shares Cumulatively Repurchased and Retired	275,000
Common Shares Authorized for Repurchase	1,995,000

During the current reporting period, the Fund did not repurchased any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2015, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common Share NAV	$12.94
Common Share Price	$11.49
Premium/(Discount) to NAV	(11.21)%
6-Month Average Premium/(Discount) to NAV	(11.41)%

12	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

Nuveen Investments	13

JDD

Nuveen Diversified Dividend and Income Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JDD at Common Share NAV	(0.68)%	2.20%	11.96%	6.11%
JDD at Common Share Price	2.12%	2.42%	12.42%	6.86%
JDD Blended Index (Comparative Benchmark)	(0.11)%	2.34%	10.91%	7.95%
S&P 500® Index	1.23%	7.42%	17.34%	7.89%

Average Annual Total Returns as of June 30, 20151 (including retained gain tax credit/refund)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JDD at Common Share NAV	(0.68)%	2.20%	11.96%	6.81%
JDD at Common Share Price	2.12%	2.42%	12.42%	7.59%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	34.7%
REIT Common Stocks	37.1%
Convertible Preferred Securities	0.5%
$25 Par (or similar) Retail Preferred	0.4%
$1,000 Par (or similar) Institutional Preferred	0.7%
Variable Rate Senior Loan Interests	33.1%
Corporate Bonds	0.2%
Emerging Market Debt and Foreign Corporate Bonds	33.6%
Repurchase Agreements	7.6%
Other Assets Less Liabilities	(2.7)%
Net Assets Plus Borrowings	145.2%
Borrowings	(45.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)2

REIT Common Stocks	25.1%
Emerging Markets Debt and Foreign Corporate Bonds	22.7%
Pharmaceuticals	5.3%
Media	4.5%
Software	2.6%
Insurance	2.6%
Diversified Telecommunication Services	2.4%
Banks	2.4%
Food Product	2.1%
Health Care Providers & Services	1.7%
Hotels, Restaurants & Leisure	1.6%
Automobiles	1.6%
Capital Markets	1.4%
Repurchase Agreements	5.2%
Other	18.8%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)2

Retail	6.3%
Residential	4.9%
Office	4.7%
Health Care	2.8%
Specialized	2.3%

Country Allocation

(% of total investments)2

United States	62.9%
United Kingdom	3.0%
Germany	2.3%
Mexico	1.8%
Switzerland	1.6%
Brazil	1.6%
Netherlands	1.5%
Indonesia	1.4%
Turkey	1.4%
Romania	1.1%
Colombia	1.1%
Canada	1.1%
Other	19.2%
Total	100%

1	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2014 or for the tax years ended prior to December 31, 2006.

2	Excluding investments in derivatives.

REIT	Real Estate Investment Trust

Nuveen Investments	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for JDD; at this meeting the shareholders were asked to elect Board Members.

JDD
Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	17,317,046
Withhold	770,660
Total	18,087,706
William J. Schneider
For	17,272,164
Withhold	815,542
Total	18,087,706
Thomas S. Schreier, Jr.
For	17,377,701
Withhold	710,005
Total	18,087,706

16	Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 140.3% (94.8% of Total Investments)

	COMMON STOCKS – 34.7% (23.4% of Total Investments)

	Air Freight & Logistics – 0.8%

68,300	Deutsche Post AG	$1,995,359

	Airlines – 0.3%

8,300	Copa Holdings SA	685,497

	Automobiles – 1.1%

10,500	Daimler AG, Sponsored ADR, (4)	962,430
76,500	Ford Motor Company	1,148,265
25,200	General Motors Company	839,916
	Total Automobiles	2,950,611

	Banks – 3.1%

315,000	Barclays PLC	1,289,328
34,100	Citigroup Inc.	1,883,684
92,500	ING Groep N.V, Sponsored ADR	1,533,650
28,000	JPMorgan Chase & Co.	1,897,280
25,200	Wells Fargo & Company	1,417,248
	Total Banks	8,021,190

	Capital Markets – 1.9%

87,000	Ares Capital Corporation	1,432,020
50,600	Bank New York Mellon	2,123,682
61,500	UBS Group AG	1,304,396
	Total Capital Markets	4,860,098

	Chemicals – 0.9%

21,700	Agrium Inc.	2,299,115

	Communications Equipment – 1.2%

48,500	Cisco Systems, Inc.	1,331,810
161,900	Ericsson, Sponsored ADR	1,690,236
	Total Communications Equipment	3,022,046

	Containers & Packaging – 0.4%

18,500	Avery Dennison Corporation	1,127,390

	Diversified Financial Services – 0.9%

267,000	Deutsche Boerse AG, ADR, (4)	2,210,760

	Diversified Telecommunication Services – 2.0%

385,000	Bezeq Israeli Telecommunication Corporation Limited	655,957
73,000	Nippon Telegraph and Telephone Corporation, ADR	2,649,170
118,000	TDC A/S	865,264
69,200	Telefonica Brasil SA	969,526
	Total Diversified Telecommunication Services	5,139,917

	Electric Utilities – 0.4%

261,000	EDP – Energias de Portugal, S.A.	990,772

	Food & Staples Retailing – 0.9%

22,400	CVS Caremark Corporation	2,349,312

Nuveen Investments	17

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Food Products – 0.5%

177,800	Orkla ASA, Sponsored ADR	$1,411,288

	Hotels, Restaurants & Leisure – 0.9%

16,850	Hyatt Hotels Corporation, Class A, (2)	955,227
17,600	Starwood Hotels & Resorts Worldwide, Inc.	1,427,184
	Total Hotels, Restaurants & Leisure	2,382,411

	Independent Power & Renewable Electricity Producers – 0.2%

15,000	Abengoa Yield PLC	469,800

	Industrial Conglomerates – 0.9%

35,500	General Electric Company	943,235
51,700	Philips Electronics	1,316,282
	Total Industrial Conglomerates	2,259,517

	Insurance – 3.8%

6,800	Allianz AG ORD Shares	1,059,063
23,200	American International Group, Inc., (5)	1,434,224
248,300	CGNU PLC	1,921,446
110,000	Swiss Re AG, Sponsored ADR, (4)	2,445,300
82,000	Unum Group	2,931,500
	Total Insurance	9,791,533

	Media – 3.2%

73,000	Interpublic Group of Companies, Inc.	1,406,710
2,099	Metro-Goldwyn-Mayer, (2), (4)	164,247
31,200	National CineMedia, Inc.	497,952
94,700	ProSiebenSat.1 Media AG, ADR, (4)	1,173,333
184,000	RTL Group SA, ADR, (4)	1,672,910
23,500	Time Warner Inc.	2,054,135
3,959	Tribune Media Company	211,318
3,184	Tribune Media Company, (3)	—
989	Tribune Publishing Company	15,369
17,400	Viacom Inc., Class B	1,124,736
	Total Media	8,320,710

	Oil, Gas & Consumable Fuels – 1.4%

10,900	Phillips 66	878,104
18,400	Royal Dutch Shell PLC, Class A, Sponsored ADR	1,048,984
26,000	Suncor Energy, Inc.	715,520
17,700	Total SA, Sponsored ADR	870,309
	Total Oil, Gas & Consumable Fuels	3,512,917

	Pharmaceuticals – 6.0%

27,800	AbbVie Inc.	1,867,882
15,900	AstraZeneca PLC, Sponsored ADR	1,012,989
63,500	GlaxoSmithKline PLC, Sponsored ADR	2,644,775
22,400	Merck & Company Inc.	1,275,232
60,900	Pfizer Inc., (5)	2,041,977
40,100	Roche Holdings AG, Sponsored ADR, (4)	1,406,307
52,500	Sanofi-Aventis, ADR	2,600,325
43,950	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,597,445
	Total Pharmaceuticals	15,446,932

	Professional Services – 0.4%

12,800	Adecco SA	1,039,114

	Semiconductors & Semiconductor Equipment – 0.3%

19,500	Microchip Technology Incorporated	924,788

18	Nuveen Investments

Shares	Description (1)	Value

	Software – 1.7%

246,734	Eagle Topco LP, (2), (3)	$—
37,400	Microsoft Corporation	1,651,210
68,300	Oracle Corporation	2,752,489
	Total Software	4,403,699

	Technology Hardware, Storage & Peripherals – 0.7%

30,200	NetApp, Inc.	953,112
17,000	Seagate Technology	807,500
	Total Technology Hardware, Storage & Peripherals	1,760,612

	Tobacco – 0.8%

21,100	Imperial Tobacco Group, Sponsored ADR, (4)	2,036,150
	Total Common Stocks (cost $74,749,273)	89,411,538

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 37.1% (25.1% of Total Investments)

	Diversified – 1.1%

93,200	Duke Realty Corporation	$1,730,724
34,500	Liberty Property Trust	1,111,590
	Total Diversified	2,842,314

	Health Care – 4.2%

62,350	Health Care Property Investors Inc.	2,273,905
62,150	Health Care REIT, Inc.	4,078,904
90,350	Senior Housing Properties Trust	1,585,643
45,350	Ventas Inc.	2,815,782
	Total Health Care	10,754,234

	Hotels, Restaurants & Leisure – 2.1%

132,342	Host Hotels & Resorts Inc.	2,624,341
38,950	LaSalle Hotel Properties	1,381,167
50,650	RLJ Lodging Trust	1,508,357
	Total Hotels, Restaurants & Leisure	5,513,865

	Industrial – 2.2%

29,400	DCT Industrial Trust Inc.	924,336
129,348	Prologis Inc.	4,798,810
	Total Industrial	5,723,146

	Mortgage – 0.6%

44,500	PennyMac Mortgage Investment Trust	775,635
43,500	Redwood Trust Inc.	682,950
	Total Mortgage	1,458,585

	Office – 7.0%

29,400	Alexandria Real Estate Equities Inc.	2,571,324
152,000	BioMed Realty Trust Inc.	2,939,680
21,000	Boston Properties, Inc.	2,541,840
37,400	Columbia Property Trust Inc.	918,170
72,700	Douglas Emmett Inc.	1,958,538
104,450	Paramount Group Inc.	1,792,362
56,700	Piedmont Office Realty Trust	997,353
15,350	SL Green Realty Corporation	1,686,812
27,150	Vornado Realty Trust	2,577,350
	Total Office	17,983,429

Nuveen Investments	19

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)				Value

	Residential – 7.2%

70,526	Apartment Investment & Management Company, Class A				$2,604,525
26,725	AvalonBay Communities, Inc.				4,272,525
16,000	Camden Property Trust				1,188,480
21,350	Equity Lifestyles Properties Inc.				1,122,583
62,200	Equity Residential				4,364,573
7,750	Essex Property Trust Inc.				1,646,875
13,950	Mid-America Apartment Communities				1,015,700
74,900	UDR Inc.				2,399,047
	Total Residential				18,614,308

	Retail – 9.3%

74,900	Brixmor Property Group Inc.				1,732,437
110,850	Developers Diversified Realty Corporation				1,713,741
88,510	General Growth Properties Inc.				2,271,167
76,350	Kimco Realty Corporation				1,720,929
55,850	Kite Realty Group Trust				1,366,650
42,391	Macerich Company				3,162,368
21,550	Regency Centers Corporation				1,271,019
59,500	Retail Opportunity Investments Corporation				929,390
46,185	Simon Property Group, Inc.				7,990,929
24,950	Taubman Centers Inc.				1,734,025
	Total Retail				23,892,655

	Specialized – 3.4%

110,600	CubeSmart				2,561,496
18,350	Extra Space Storage Inc.				1,196,787
60,000	National Storage Affiliates Trust				744,000
23,824	Public Storage, Inc.				4,392,431
	Total Specialized				8,894,714
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $68,791,466)				95,677,250

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.5% (0.4% of Total Investments)

	Diversified Telecommunication Services – 0.5%

10,710	Frontier Communications Corporation	11.125%		N/R	$1,069,929
13,100	IntelSat SA	5.750%		N/R	375,708
	Total Diversified Telecommunication Services				1,445,637
	Total Convertible Preferred Securities (cost $1,783,502)				1,445,637

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.4% (0.2% of Total Investments)

	Banks – 0.4%

36,300	Citigroup Inc.	6.875%		BB+	$967,758
	Total $25 Par (or similar) Retail Preferred (cost $968,177)				967,758

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.7% (0.5% of Total Investments)

	Diversified Financial Services – 0.7%

$961,000	Bank of America Corporation	6.100%	N/A (7)	BB+	$948,988
950,000	JPMorgan Chase & Company	6.000%	N/A (7)	BBB–	942,875
1,911,000	Total Diversified Financial Services				1,891,863
$1,911,000	Total $1,000 Par (or similar) Institutional Preferred (cost $1,916,992)				1,891,863

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (9)	Maturity (8)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 33.1% (22.4% of Total Investments) (9)

	Aerospace & Defense – 0.3%

$647	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$651,803

	Airlines – 1.1%

491	American Airlines, Inc., Term Loan B, First Lien	3.500%	6/27/20	BB	487,566
488	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB–	486,853
1,980	US Airways, Inc., Term Loan B2, First Lien	3.000%	11/23/16	BB+	1,977,943
2,959	Total Airlines				2,952,362

	Automobiles – 1.2%

985	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BB+	984,700
988	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	986,636
1,114	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	1,108,242
3,087	Total Automobiles				3,079,578

	Building Products – 0.3%

794	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	783,153

	Capital Markets – 0.2%

491	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	493,706

	Chemicals – 0.7%

199	Mineral Technologies, Inc., Term Loan B2, (WI/DD)	TBD	TBD	BB	199,989
787	Univar, Inc., Term Loan B, (WI/DD)	TBD	TBD	BB–	786,121
937	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	BB–	936,581
1,923	Total Chemicals				1,922,691

	Commercial Services & Supplies – 0.5%

958	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	948,630
1,013	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B	424,877
1,971	Total Commercial Services & Supplies				1,373,507

	Communications Equipment – 0.1%

271	CommScope Inc., Term Loan B, (WI/DD)	TBD	TBD	BB	270,960

	Construction & Engineering – 0.1%

297	Aecom Technology Corporation, Term Loan B	3.750%	10/17/21	BB+	298,366

	Consumer Finance – 0.4%

1,000	First Data Corporation, Term Loan B, (WI/DD)	TBD	TBD	BB–	997,031

	Containers & Packaging – 0.6%

1,527	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	1,532,938

	Diversified Consumer Services – 0.7%

1,230	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	1,231,630
455	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	456,734
1,685	Total Diversified Consumer Services				1,688,364

	Diversified Telecommunication Services – 1.1%

179	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	178,128
243	Level 3 Financing, Inc., Term Loan B2	3.500%	5/06/22	BB	242,006
990	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	982,713
343	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	343,535
370	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	366,113
238	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	235,930
392	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	388,020
2,755	Total Diversified Telecommunication Services				2,736,445

Nuveen Investments	21

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (9)	Maturity (8)	Ratings (6)	Value

	Energy Equipment & Services – 0.0%

$151	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	$123,848

	Food & Staples Retailing – 1.0%

1,995	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	2,007,582
500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	504,896
2,495	Total Food & Staples Retailing				2,512,478

	Food Products – 2.6%

1,834	H.J Heinz Company, Term Loan B2	3.250%	6/05/20	BB+	1,836,871
1,000	Jacobs Douwe Egberts, Term Loan B	4.250%	7/23/21	BB	1,005,000
3,799	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	3,811,031
6,633	Total Food Products				6,652,902

	Health Care Equipment & Supplies – 1.4%

800	Alere, Inc., Term Loan B, (WI/DD)	TBD	TBD	Ba3	801,945
897	Convatec Healthcare Term Loan B	3.559%	6/09/20	Ba2	898,819
1,448	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	1,455,586
500	Sterigenics International, Inc., Term Loan B	4.250%	5/06/22	B1	501,250
3,645	Total Health Care Equipment & Supplies				3,657,600

	Health Care Providers & Services – 2.6%

995	Acadia Healthcare, Inc., Term Loan B, First Lien	4.250%	2/11/22	Ba2	1,001,634
792	Amsurg Corporation, Term Loan	3.750%	7/16/21	Ba2	794,599
1	Community Health Systems, Inc., Term Loan F	3.534%	12/31/18	BB	1,143
437	Community Health Systems, Inc., Term Loan G	3.750%	12/13/19	BB	438,019
875	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	877,512
823	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	824,282
1,600	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	1,619,075
983	HCA, Inc., Tranche B4, Term Loan	3.032%	5/01/18	BBB–	983,592
75	HCA, Inc., Tranche B5, Term Loan	2.937%	3/31/17	BBB–	74,641
6,581	Total Health Care Providers & Services				6,614,497

	Hotels, Restaurants & Leisure – 1.5%

1,053	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	1,053,173
976	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	971,138
1,828	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	1,767,354
3,857	Total Hotels, Restaurants & Leisure				3,791,665

	Household Durables – 1.0%

983	Jarden Corporation, Term Loan B1	2.936%	9/30/20	BBB–	987,851
886	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	887,512
634	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB+	635,176
2,503	Total Household Durables				2,510,539

	Household Products – 0.2%

500	Spectrum Brands, Inc., Term Loan, (WI/DD)	TBD	TBD	Ba2	501,771

	Independent Power & Renewable Electricity Producers – 0.4%

985	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	BB	985,462

	Internet & Catalog Retail – 0.4%

995	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	999,560

	Internet Software & Services – 0.3%

831	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	831,640

	IT Services – 0.3%

741	Vantiv, Inc., Term Loan B	3.750%	6/13/21	BB+	744,725

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (9)	Maturity (8)	Ratings (6)	Value

	Leisure Products – 0.8%

$1,506	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	$1,437,683
500	Academy, Ltd., Term Loan B, (WI/DD)	TBD	TBD	B	500,469
2,006	Total Leisure Products				1,938,152

	Machinery – 0.4%

570	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	575,118
491	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	490,636
1,061	Total Machinery				1,065,754

	Media – 3.4%

980	Charter Communications Operating Holdings LLC, Term Loan E	3.000%	7/01/20	Baa3	969,282
748	Clear Channel Communications, Inc., Tranche D, Term Loan	6.937%	1/30/19	CCC+	692,361
92	Clear Channel Communications, Inc., Term Loan E	7.687%	7/30/19	CCC+	86,722
1,881	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	1,789,878
297	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	297,168
495	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	497,063
950	Media General, Inc., Term Loan B	4.000%	BB+	BB+	950,588
533	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	535,534
462	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	463,310
551	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	553,553
1,528	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	1,520,403
223	Yell Group PLC, Term Loan A2	5.281%	3/01/19	CCC+	417,284
18	Yell Group PLC, Term Loan A2, (3)	1.500%	3/03/19	CCC+	—
639	Yell Group PLC, Term Loan B2, PIK, (3)	0.000%	3/03/24	CCC–	—
9,397	Total Media				8,773,146

	Multiline Retail – 0.6%

499	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	499,789
760	Dollar Tree, Inc., Term Loan B1	3.500%	3/09/22	BB+	761,267
240	Dollar Tree, Inc., Term Loan B2	4.250%	3/09/22	BB+	240,525
163	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	163,153
1,662	Total Multiline Retail				1,664,734

	Oil, Gas & Consumable Fuels – 0.4%

500	Energy Transfer Equity L.P., Term Loan, First Lien	3.250%	12/02/19	BB	497,344
214	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	164,433
153	Harvey Gulf International Marine, Inc., Term Loan B, (WI/DD)	TBD	TBD	B	124,392
308	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	233,925
130	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	126,092
1,305	Total Oil, Gas & Consumable Fuels				1,146,186

	Pharmaceuticals – 1.9%

1,000	Endo Health Solutions, Inc., Asset Sale Bridge Loan, (WI/DD)	TBD	TBD	Ba1	1,000,000
750	Endo Health Solutions, Inc., Term Loan B, (WI/DD)	TBD	TBD	Ba1	752,812
647	Grifols, Inc., Term Loan	3.187%	2/27/21	Ba1	647,832
888	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	888,365
154	Par Pharmaceutical Companies, Inc., Term Loan B3	4.250%	9/30/19	B1	153,894
235	Quintiles Transnational Corp., Term Loan B	3.250%	5/06/22	Baa3	235,800
1,194	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	BB+	1,191,757
4,868	Total Pharmaceuticals				4,870,460

	Professional Services – 0.1%

370	Nielsen Finance LLC, Dollar Term Loan B2	3.183%	4/15/21	BBB	372,407

	Real Estate Investment Trust – 0.8%

1,350	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB	1,324,968
864	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	817,846
2,214	Total Real Estate Investment Trust				2,142,814

Nuveen Investments	23

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)		Description (1)	Coupon (9)	Maturity (8)	Ratings (6)	Value

		Real Estate Management & Development – 0.2%

$639		Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	$641,876

		Semiconductors & Semiconductor Equipment – 1.0%

861		Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	863,463
995		Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	997,204
726		NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	725,498
2,582		Total Semiconductors & Semiconductor Equipment				2,586,165

		Software – 2.1%

374		Activision Blizzard, Inc., Term Loan B	3.250%	10/12/20	BBB	375,152
476		BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	449,602
795		Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	796,805
958		Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	959,624
759		Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	750,100
816		SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1, (WI/DD)	TBD	TBD	BB	817,674
184		SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2, (WI/DD)	TBD	TBD	BB	184,201
1,081		Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	1,095,193
5,443		Total Software				5,428,351

		Specialty Retail – 1.3%

559		Burlington Coat Factory Warehouse Corporation, Term Loan B3	4.250%	8/13/21	BB–	559,136
1,665		Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,621,362
450		Petsmart, Inc., Term Loan B	4.250%	3/10/22	BB–	450,076
225		Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	10/01/21	BB+	227,639
400		Staples, Inc., First Lien Term Loan B, (WI/DD)	TBD	TBD	BBB	400,027
3,299		Total Specialty Retail				3,258,240

		Technology Hardware, Storage & Peripherals – 0.4%

988		Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	988,470

		Trading Companies & Distributors – 0.3%

718		HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	719,997

		Wireless Telecommunication Services – 0.4%

1,000		UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	987,500
$86,876		Total Variable Rate Senior Loan Interests (cost $86,342,799)				85,291,843

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 0.2% (0.1% of Total Investments)

		Media – 0.1%

$132		Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	$125,796

		Metals & Mining – 0.1%

140		Southern Copper Corporation	7.500%	7/27/35	BBB+	156,791
185		Southern Copper Corporation	6.750%	4/16/40	BBB+	191,057
325		Total Metals & Mining				347,848
$457		Total Corporate Bonds (cost $465,103)				473,644

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 33.6% (22.7% of Total Investments)

		Argentina – 1.1%

$345		City of Buenos Aires, Argentina, 144A	8.950%	2/19/21	Caa2	$351,900
160		Province of Buenos Aires, 144A	9.950%	6/09/21	Caa2	156,443
100		Province of Buenos Aires, Reg S	10.875%	1/26/21	Caa2	100,500

24	Nuveen Investments

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Argentina (continued)

$145		Republic of Argentina	7.000%	10/03/15	N/R	$146,885
295		Republic of Argentina	7.000%	4/17/17	N/R	287,920
897		Republic of Argentina	8.280%	12/31/33	N/R	760,914
234	EUR	Republic of Argentina	7.820%	12/31/33	N/R	236,029
681		YPF Sociedad Anonima, 144A	8.750%	4/04/24	Caa1	691,215
		Total Argentina				2,731,806

		Azerbaijan – 0.2%

465		Azerbaijan State Oil Company, Reg S	5.450%	2/09/17	BBB–	481,624

		Brazil – 2.7%

255		Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB–	255,638
875		Brazil Minas SPE via State of Minas Gerais, Pass Through Notes, 144A	5.333%	2/15/28	BBB–	826,875
1,012	BRL	Brazil Nota do Tesouro Nacional	6.000%	8/15/50	BBB+	880,696
515		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BBB–	476,375
600		Federative Republic of Brazil	6.000%	1/17/17	Baa2	640,500
307		Federative Republic of Brazil	8.000%	1/15/18	Baa2	332,273
1,090		Federative Republic of Brazil	8.250%	1/20/34	Baa2	1,354,324
765		Federative Republic of Brazil	5.000%	1/27/45	Baa2	661,725
325		Petrobras Global Finance BV	5.625%	5/20/43	BBB–	251,193
265		Petrobras International Finance Company	5.750%	1/20/20	BBB–	262,573
290		Petrobras International Finance Company	5.375%	1/27/21	BBB–	278,922
50		Petrobras International Finance Company	6.875%	1/20/40	BBB–	44,543
695		Petrobras International Finance Company	6.750%	1/27/41	BBB–	608,631
		Total Brazil				6,874,268

		Bulgaria – 1.0%

1,530	EUR	Republic of Bulgaria	2.950%	9/03/24	Baa2	1,669,899
635	EUR	Republic of Bulgaria	3.125%	3/26/35	Baa2	594,661
280	EUR	Republic of Bulgaria, Reg S	2.000%	3/26/22	Baa2	299,657
		Total Bulgaria				2,564,217

		Chile – 0.4%

655		Coporacion Nacional del Cobre de Chile, Reg S	3.875%	11/03/21	AA–	673,734
195		E-CL S.A, 144A	5.625%	1/15/21	BBB	212,617
225		Empresa Nacional del Petroleo, Reg S	6.250%	7/08/19	A	250,279
		Total Chile				1,136,630

		China – 0.2%

425		State Grid Overseas Investment 2015 Limited, Reg S	3.125%	5/22/23	AA–	416,759

		Colombia – 1.6%

708,000	COP	Republic of Colombia	12.000%	10/22/15	BBB	276,654
587		Republic of Colombia	11.750%	2/25/20	BBB	798,320
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB	177,014
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB	82,421
535		Republic of Colombia	10.375%	1/28/33	BBB	804,105
960		Republic of Colombia	7.375%	9/18/37	BBB	1,183,199
145		Republic of Colombia	6.125%	1/18/41	BBB	156,963
375		Republic of Colombia	5.625%	2/26/44	BBB	379,688
284,678	COP	Titulos de Tesoreria B Bonds	3.500%	3/10/21	BBB+	108,264
219,069	COP	Titulos de Tesoreria B Bonds	4.750%	2/23/23	BBB+	91,903
556,200	COP	Titulos de Tesoreria B Bonds	6.000%	4/28/28	BBB+	181,594
		Total Colombia				4,240,125

		Costa Rice – 0.2%

475		Republic of Costa Rica, 144A	7.158%	3/12/45	Ba1	463,125

		Cote d’Ivoire (Ivory Coast) – 0.8%

950		Ivory Coast Republic, 144A	5.375%	7/23/24	B1	890,625
255		Ivory Coast Republic, 144A	6.375%	3/03/28	B1	249,263

Nuveen Investments	25

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Cote d’Ivoire (Ivory Coast) (continued)

$365		Ivory Coast Republic, Reg S	5.375%	7/23/24	B1	$342,188
715		Ivory Coast Republic, Reg S	5.750%	12/31/32	B	670,456
		Total Cote d’Ivoire (Ivory Coast)				2,152,532

		Croatia – 0.3%

280		Republic of Croatia, 144A	6.250%	4/27/17	Ba1	296,450
200		Republic of Croatia, Reg S	6.250%	4/27/17	Ba1	211,750
290		Republic of Croatia, Reg S	5.375%	11/29/19	Ba1	319,180
		Total Croatia				827,380

		Dominican Republic – 1.6%

400		Dominican Republic, 144A	6.850%	1/27/45	BB–	408,000
335		Dominican Republic, 144A	6.600%	1/28/24	BB–	360,963
950		Dominican Republic, 144A	5.500%	1/27/25	BB–	952,375
500		Dominican Republic, 144A	7.450%	4/30/44	BB–	546,250
1,250		Dominican Republic, Reg S	7.500%	5/06/21	BB–	1,403,124
100		Dominican Republic, Reg S	7.450%	4/30/44	BB–	109,250
121		Dominican Republic, Reg S	9.040%	1/23/18	BB–	130,723
165		Dominican Republic, Reg S	5.875%	4/18/24	BB–	171,188
		Total Dominican Republic				4,081,873

		Ecuador – 0.1%

140		Republic of Ecuador, Reg S	9.375%	12/15/15	CCC+	138,950

		Egypt – 0.1%

236		Arab Republic of Egypt, 144A	5.875%	6/11/25	B–	230,454

		El Salvador – 0.4%

75		Republic of El Salvador, 144A	6.375%	1/18/27	Ba3	72,563
30		Republic of El Salvador, Reg S	8.250%	4/10/32	Ba3	32,775
616		Republic of El Salvador, Reg S	7.750%	1/24/23	Ba3	669,130
75		Republic of El Salvador, Reg S	7.625%	9/21/34	Ba3	75,000
120		Republic of El Salvador, Reg S	7.650%	6/15/35	Ba3	120,600
		Total El Salvador				970,068

		Hungary – 1.1%

542		Republic of Hungary, Government Bond	4.125%	2/19/18	BB+	564,087
506		Republic of Hungary, Government Bond	4.000%	3/25/19	BB+	522,344
644		Republic of Hungary, Government Bond	5.375%	2/21/23	BB+	696,615
432		Republic of Hungary, Government Bond	5.375%	3/25/24	BB+	468,180
336		Republic of Hungary, Government Bond	7.625%	3/29/41	BB+	445,247
90	EUR	Republic of Hungary, Government Bond, Reg S	5.750%	6/11/18	BB+	113,296
		Total Hungary				2,809,769

		Iceland – 0.8%

231		Republic of Iceland, 144A	5.875%	5/11/22	Baa2	260,829
1,055		Republic of Iceland, Reg S	5.875%	5/11/22	Baa2	1,191,231
585		Republic of Iceland, Reg S	4.875%	6/16/16	Baa2	605,404
		Total Iceland				2,057,464

		India – 0.1%

280		Bharti Airtel Limited, 144A	4.375%	6/10/25	BBB–	275,860

		Indonesia – 2.1%

450		Perusahaan Listrik Negaraa PT, Reg S	5.500%	11/22/21	Baa3	475,875
6,048,000	IDR	Republic of Indonesia	8.375%	3/15/24	Baa3	453,814
415		Republic of Indonesia, Reg S	5.375%	10/17/23	Baa3	446,644
1,230		Republic of Indonesia, Reg S	8.500%	10/12/35	Baa3	1,660,499
1,610		Republic of Indonesia, Reg S	6.625%	2/17/37	Baa3	1,819,300
425		Republic of Indonesia, Reg S	7.750%	1/17/38	Baa3	540,813
		Total Indonesia				5,396,945

26	Nuveen Investments

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Ireland – 0.1%

$200		RZD Capital Limited, Russian Railways, Reg S	5.700%	4/05/22	BBB–	$187,650

		Israel – 0.1%

350		Israel Electric Corporation Limited, 144A, Reg S	5.000%	11/12/24	BBB–	354,550

		Jamaica – 0.1%

200		Jamaica Government	7.625%	7/09/25	B	224,000

		Kazakhstan – 1.4%

220		KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB	193,600
330		Kazakhstan Development Bank, Reg S	6.500%	6/03/20	BBB	343,200
200		Kazakhstan Development Bank, Reg S	5.500%	12/20/15	BBB	202,000
375		Kazakhstan Temir Zholy JSC, Reg S	7.000%	5/13/16	BBB	388,923
225		Kazakhstan Temir Zholy JSC, Reg S	6.375%	10/06/20	BBB	235,287
210		Kazakhstan Temir Zholy JSC, Reg S	6.950%	7/10/42	BBB	201,184
220		Kazmunaygas National, 144A	6.000%	11/07/44	BBB	188,650
230		Republic of Kazakhstan, 144A	3.875%	10/14/24	BBB+	216,200
815		Republic of Kazakhstan, 144A	4.875%	10/14/44	BBB+	702,938
1,215		Republic of Kazakhstan, Reg S	4.875%	10/14/44	BBB+	1,047,937
		Total Kazakhstan				3,719,919

		Kenya – 0.2%

265		Republic of Kenya, 144A	6.875%	6/24/24	B+	268,864
265		Republic of Kenya, Reg S	5.875%	6/24/19	B+	270,565
		Total Kenya				539,429

		Latvia – 0.8%

715		Latvia Republic, 144A	3.625%	1/12/20	A–	713,213
1,270		Latvia Republic, Reg S	2.750%	1/12/20	A–	1,266,824
		Total Latvia				1,980,037

		Lithuania – 1.5%

175		Republic of Lithuania, 144A	7.375%	2/11/20	A–	207,953
145		Republic of Lithuania, 144A	6.125%	3/09/21	A–	166,873
670		Republic of Lithuania, 144A	6.625%	2/01/22	A–	797,300
955		Republic of Lithuania, Reg S	7.375%	2/11/20	A–	1,134,827
1,345		Republic of Lithuania, Reg S	6.125%	3/09/21	A–	1,547,892
		Total Lithuania				3,854,845

		Luxembourg – 0.3%

815		Gaz Capital SA, Reg S	9.250%	4/23/19	BBB–	904,650

		Malaysia – 0.3%

765		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A–	787,464

		Mexico – 2.8%

325		Comision Federal de Electricidad of the United States of Mexico, 144A	6.125%	6/16/45	BBB+	329,063
210		Grupo Bimbo SAB de CV, Reg S	4.875%	6/27/44	BBB	194,918
1,513	MXN	Mexican Udibonds Bonds	4.500%	12/04/25	A	110,053
989	MXN	Mexican Udibonds Bonds	4.500%	11/22/35	A	72,727
9,111	MXN	Mexico Bonos de DeSarrollo	10.000%	12/05/24	A	742,201
390		Pemex Project Funding Master Trust	6.625%	6/15/35	A3	416,325
345		Petroleos Mexicanos	5.500%	6/27/44	A3	317,400
135		Petroleos Mexicanos	6.500%	6/02/41	A3	140,400
665		Petroleos Mexicanos	6.375%	1/23/45	A3	682,456
115		Petroleos Mexicanos, 144A	5.500%	6/27/44	A3	105,800
1,485		Petroleos Mexicanos, Reg S	5.500%	6/27/44	A3	1,366,199
216		United Mexican States	4.000%	10/02/23	A3	221,940
180	EUR	United Mexican States	4.000%	10/15/30	A3	173,987
1,062		United Mexican States	6.050%	1/11/40	A3	1,205,370

Nuveen Investments	27

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Mexico (continued)

$635		United Mexican States	4.600%	1/23/46	A3	$587,375
508		United Mexican States	5.750%	10/12/00	A3	499,110
120		United Mexican States	5.550%	1/21/45	A3	127,650
		Total Mexico				7,292,974

		Morocco – 0.8%

235	EUR	Kingdom of Morocco	4.500%	10/05/20	BBB–	288,844
215		Kingdom of Morocco, 144A	4.250%	12/11/22	BBB–	219,300
235		Kingdom of Morocco, 144A	5.500%	12/11/42	BBB–	237,879
270	EUR	Kingdom of Morocco, Reg S	3.500%	6/19/24	BBB–	307,331
225		Kingdom of Morocco, Reg S	4.250%	12/11/22	BBB–	229,500
345		Kingdom of Morocco, Reg S	5.500%	12/11/42	BBB–	349,226
440		Office Cherifien Des Phosphates SA, Reg S	6.875%	4/25/44	BBB–	458,788
		Total Morocco				2,090,868

		Nigeria – 0.2%

240		Nigerian Government International Bond, 144A	5.125%	7/12/18	BB–	240,900
200		Nigerian Republic Treasury Bond, Reg S	5.125%	7/12/18	BB–	200,750
		Total Nigeria				441,650

		Pakistan – 0.2%

275		Islamic Republic of Pakistan, 144A	7.250%	4/15/19	B–	288,237
250		Islamic Republic of Pakistan, 144A	8.250%	4/15/24	B–	271,875
		Total Pakistan				560,112

		Panama – 0.7%

310		Republic of Panama	3.750%	3/16/25	BBB	305,350
135		Republic of Panama	8.875%	9/30/27	BBB	191,025
920		Republic of Panama	9.375%	4/01/29	BBB	1,361,600
		Total Panama				1,857,975

		Paraguay – 0.1%

240		Republic of Paraguay, Reg S	4.625%	1/25/23	Ba1	242,400

		Peru – 0.4%

215		BBVA Banco Continental SA, 144A	3.250%	4/08/18	A–	217,956
165		El Fondo Mivivienda SA, 144A	3.500%	1/31/23	BBB+	156,503
255		Republic of Peru	7.125%	3/30/19	A3	296,693
1,195	PEN	Republic of Peru	6.950%	8/12/31	A3	367,806
249	PEN	Republic of Peru Treasury Bond	7.840%	8/12/20	A–	87,145
		Total Peru				1,126,103

		Philippines – 0.1%

200		Republic of the Philippines	5.500%	3/30/26	BBB	235,000

		Romania – 1.7%

390		Republic of Romania, 144A	6.750%	2/07/22	BBB–	455,325
382		Republic of Romania, Reg S	6.125%	1/22/44	BBB–	428,604
706		Republic of Romania, Reg S	6.750%	2/07/22	BBB–	824,255
1,662		Republic of Romania, Reg S	4.375%	8/22/23	BBB–	1,703,383
70	EUR	Republic of Romania, Reg S	4.875%	11/07/19	BBB–	89,422
405	EUR	Republic of Romania, Reg S	4.625%	9/18/20	BBB–	509,150
225	EUR	Republic of Romania, Reg S	3.625%	4/24/24	BBB–	263,753
		Total Romania				4,273,892

		Russia – 1.1%

455		Gazprom Neft OAO Via GPN Capital SA, Reg S	6.000%	11/27/23	BBB–	417,462
100		Gazprom OAO Via Gaz Capital SA, Reg S	7.288%	8/16/37	BBB–	98,500
575		Rosneft International Finance, Reg S	4.199%	3/06/22	BB+	490,188

28	Nuveen Investments

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Russia (continued)

$800		Russian Federation, Reg S	5.000%	4/29/20	BBB–	$821,040
200	EUR	Russian Federation, Reg S	3.625%	9/16/20	BBB–	221,130
200		Russian Federation, Reg S	4.875%	9/16/23	BBB–	197,800
225		Russian Federation, Reg S	12.750%	6/24/28	BBB–	352,314
205		Russian Ministry of Finance, Reg S	12.750%	6/24/28	BBB–	320,997
		Total Russia				2,919,431

		Senegal – 0.1%

200		Republic of Senegal, Reg S	8.750%	5/13/21	B+	222,040

		Serbia – 0.2%

505		Republic of Serbia, Reg S	5.250%	11/21/17	BB–	521,716

		Slovenia – 0.9%

475		Republic of Slovenia, 144A	5.850%	5/10/23	A–	537,439
385		Republic of Slovenia, 144A	5.250%	2/18/24	A–	419,650
420		Republic of Slovenia, Reg S	4.750%	5/10/18	A–	446,285
710		Republic of Slovenia, Reg S	5.500%	10/26/22	A–	787,355
200		Republic of Slovenia, Reg S	5.850%	5/10/23	A–	226,290
		Total Slovenia				2,417,019

		South Africa – 0.5%

470		Eskom Holdings Limited, Reg S	6.750%	8/06/23	BB+	474,738
5,565	ZAR	Republic of South Africa	7.000%	2/28/31	BBB+	389,495
6,110	ZAR	Republic of South Africa	8.750%	2/28/48	BBB+	491,974
		Total South Africa				1,356,207

		Sri Lanka – 0.5%

720		Republic of Sri Lanka, 144A	6.000%	1/14/19	BB–	735,300
175		Republic of Sri Lanka, Reg S	6.250%	10/04/20	BB–	179,165
310		Republic of Sri Lanka, Reg S	6.250%	7/27/21	BB–	314,263
		Total Sri Lanka				1,228,728

		Tunisia – 0.2%

425		Banque de Tunisie, Reg S	5.750%	1/30/25	Ba3	414,906

		Turkey – 2.0%

775		Republic of Turkey, Government Bond	7.000%	9/26/16	Baa3	828,088
321		Republic of Turkey, Government Bond	7.500%	7/14/17	Baa3	354,256
185		Republic of Turkey, Government Bond	6.750%	4/03/18	BBB–	204,006
705		Republic of Turkey, Government Bond	5.625%	3/30/21	Baa3	759,920
420		Republic of Turkey, Government Bond	5.125%	3/25/22	Baa3	439,950
320		Republic of Turkey, Government Bond	6.250%	9/26/22	Baa3	355,981
1,360		Republic of Turkey, Government Bond	5.750%	3/22/24	Baa3	1,472,199
605		Republic of Turkey, Government Bond	7.375%	2/05/25	Baa3	726,000
		Total Turkey				5,140,400

		Ukraine – 0.2%

355		Republic of Ukraine, 144A	6.250%	6/17/16	CC	175,725
785		Republic of Ukraine, Reg S	6.580%	11/21/16	CC	388,575
		Total Ukraine				564,300

		Uruguay – 0.8%

2,120		Republic of Uruguay	5.100%	6/18/50	BBB	2,019,300

		Venezuela – 0.5%

130		Petroleos de Venezuela S.A, Reg S	5.375%	4/12/27	CCC	44,525
50		Petroleos de Venezuela S.A, Reg S	5.250%	4/12/17	CCC	24,898
1,830		Petroleos de Venezuela S.A, Reg S	6.000%	11/15/26	CCC	645,075

Nuveen Investments	29

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Principal Amount (000)	(10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Venezuela (continued)

$565		Republic of Venezuela	7.650%	4/21/25	CCC	$206,225
30		Republic of Venezuela, Reg S	7.000%	3/31/38	CCC	10,500
170		Republic of Venezuela, Reg S	9.000%	5/07/23	CCC	65,875
355		Republic of Venezuela, Reg S	8.250%	10/13/24	CCC	132,238
555		Republic of Venezuela, Reg S	9.250%	5/07/28	CCC	212,288
		Total Venezuela				1,341,624
		Total Emerging Market Debt and Foreign Corporate Bonds (cost $88,120,148)				86,669,038
		Total Long-Term Investments (cost $323,137,460)				361,828,571

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 7.6% (5.2% of Total Investments)

$8,682		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $8,681,848, collateralized by $9,020,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $8,862,150	0.000%	7/01/15		$8,681,848
10,970		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $10,969,973, collateralized by $10,095,000 U.S. Treasury Notes, 4.000%, due 8/15/18, value $11,192,831	0.000%	7/01/15		10,969,973
$19,652		Total Short-Term Investments (cost $19,651,821)				19,651,821
		Total Investments (cost $342,789,281) – 147.9%				381,480,392
		Borrowings – (45.2)% (11), (12)				(116,500,000)
		Other Assets Less Liabilities – (2.7)% (13)				(7,039,161)
		Net Assets Applicable to Common Shares – 100%				$257,941,231

Investments in Derivatives as of June 30, 2015

Options Written outstanding:

Number of Contracts	Description	Notional Amount (14)	Expiration Date	Strike Price	Value
(30)	American International Group	$(195,000)	8/21/15	$65	$(2,190)
(30)	Total Options Written (premiums received $2,969)	$(195,000)			$(2,190)

30	Nuveen Investments

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount Date (Local Currency)	Settlement (U.S. Dollars)	Unrealized Appreciation (Depreciation)
BNP Paribas	Peruvian Nuevo Sol	387,000	U.S. Dollar	120,900	9/16/15	$509
Citibank N.A.	South African Rand	5,690,000	U.S. Dollar	452,755	9/16/15	(8,802)
Citibank N.A.	U.S. Dollar	67,265	Euro	60,000	9/16/15	(303)
Citibank N.A.	U.S. Dollar	927,894	Indian Rupee	60,340,000	9/16/15	10,228
Goldman Sachs	Brazilian Real	565,000	U.S. Dollar	172,414	9/02/15	(5,298)
JPMorgan	Euro	4,366,000	U.S. Dollar	4,913,671	9/16/15	41,072
Morgan Stanley	U.S. Dollar	1,068,736	Brazilian Real	3,374,000	9/02/15	(7,496)
Royal Bank of Canada	Euro	204,000	U.S. Dollar	228,116	9/16/15	445
Royal Bank of Canada	U.S. Dollar	417,143	Mexico Peso	6,537,000	9/17/15	(3,473)
Standard Chartered Bank	Colombian Peso	812,858,000	U.S. Dollar	312,969	9/16/15	3,520
Standard Chartered Bank	Colombian Peso	1,625,959,000	U.S. Dollar	638,006	9/16/15	19,017
Standard Chartered Bank	U.S. Dollar	453,854	Chilean Peso	286,300,000	9/16/15	(9,153)
State Street Bank and Trust	Brazilian Real	2,550,000	U.S. Dollar	781,178	9/02/15	(20,885)
State Street Bank and Trust	Peruvian Nuevo Sol	386,000	U.S. Dollar	120,548	9/16/15	468
State Street Bank and Trust	U.S. Dollar	449,782	Chilean Peso	286,300,000	9/16/15	(5,082)
State Street Bank and Trust	U.S. Dollar	13,771	Colombian Peso	36,000,000	9/16/15	(66)
State Street Bank and Trust	U.S. Dollar	95,209	Euro	84,000	9/16/15	(1,463)
State Street Bank and Trust	U.S. Dollar	156,758	Euro	140,000	9/16/15	(513)
						$12,725

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Eurex Euro-Bobl	Short	(2)	9/15	$(259,160)	$(283)	$(1,095)
Eurex Euro-Bund	Short	(13)	9/15	(1,976,000)	(3,219)	(16,813)
Eurex Euro-Buxl	Short	(6)	9/15	(891,840)	(2,279)	14,131
U.S. Long Bond	Short	(10)	9/15	(1,508,438)	625	12,623
U.S. Treasury 10-Year Note	Short	(2)	9/15	(252,344)	63	2,207
				$(4,887,782)	$(5,093)	$11,053

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$30,450,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(215,826)
JPMorgan	30,450,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(211,561)
	$60,900,000							$(427,387)

Nuveen Investments	31

JDD	Nuveen Diversified Dividend and Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)	Borrowings as a percentage of Total Investments is 30.5%.

(12)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets lass liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(14)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(15)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

BRL	Brazilian Real

COP	Colombian Peso

EUR	Euro

IDR	Indonesian Rupiah

MXN	Mexican Peso

PEN	Peruvian Nuevo Sol

ZAR	South African Rand

USD LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Assets and Liabilities	June 30, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $323,137,460)	$361,828,571
Short-term investments, at value (cost approximates value)	19,651,821
Cash denominated in foreign currencies (cost $774,568)	754,194
Cash	656,182
Cash collateral at brokers(1)	371,900
Unrealized appreciation on forward foreign currency exchange contracts, net	56,088
Receivable for:
Dividends	475,960
Interest	1,780,745
Investments sold	3,143,767
Reclaims	46,985
Variation margin on futures contracts	688
Other assets	181,509
Total assets	388,948,410
Liabilities
Borrowings	116,500,000
Options written, at value (premiums received $2,969)	2,190
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	43,363
Interest rate swaps	427,387
Payable for:
Dividends	5,315,186
Investments purchased	8,162,025
Variation margin on futures contracts	5,781
Accrued expenses:
Management fees	271,361
Interest on borrowings	95,699
Trustees fees	64,108
Other	120,079
Total liabilities	131,007,179
Net assets applicable to common shares	$257,941,231
Common shares outstanding	19,931,933
Net asset value (“NAV”) per common share outstanding	$12.94
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$199,319
Paid-in surplus	228,852,437
Undistributed (Over-distribution of) net investment income	(6,708,460)
Accumulated net realized gain (loss)	(2,665,561)
Net unrealized appreciation (depreciation)	38,263,496
Net assets applicable to common shares	$257,941,231
Authorized shares:
Common	Unlimited
Preferred	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Operations	Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $135,267)	$3,211,715
Interest	4,372,838
Total investment income	7,584,553
Expenses
Management fees	1,673,959
Interest expense on borrowings	570,893
Custodian fees	119,228
Trustees fees	7,997
Professional fees	34,008
Shareholder reporting expenses	36,526
Shareholder servicing agent fees	549
Stock exchange listing fees	3,941
Investor relations expense	29,379
Other	11,755
Total expenses	2,488,235
Net investment income (loss)	5,096,318
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,288,185
Forward foreign currency exchange contracts	192,489
Futures contracts	512,452
Options purchased	(589)
Options written	103,269
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,187,950)
Forward foreign currency exchange contracts	(52,109)
Futures contracts	11,053
Options written	6,373
Swaps	(592,590)
Net realized and unrealized gain (loss)	(6,719,417)
Net increase (decrease) in net assets from operations	$(1,623,099)

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$5,096,318	$9,514,367
Net realized gain (loss) from:
Investments and foreign currency	8,288,185	18,397,490
Forward foreign currency exchange contracts	192,489	329,046
Futures contracts	512,452	—
Options purchased	(589)	—
Options written	103,269	348,811
Swaps	—	(856,940)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,187,950)	9,107,095
Forward foreign currency exchange contracts	(52,109)	52,377
Futures contracts	11,053	—
Options written	6,373	(52,802)
Swaps	(592,590)	(1,811,949)
Net increase (decrease) in net assets applicable to common shares from operations	(1,623,099)	35,027,495
Distributions to Common Shareholders
From and in excess of net investment income	(10,763,244)	—
From net investment income	—	(20,533,457)
Decrease in net assets applicable to common shares from distributions to common shareholders	(10,763,244)	(20,533,457)
Capital Share Transactions
Cost of common shares repurchased and retired	—	(82,925)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(82,925)
Net increase (decrease) in net assets applicable to common shares	(12,386,343)	14,411,113
Net assets applicable to common shares at the beginning of period	270,327,574	255,916,461
Net assets applicable to common shares at the end of period	$257,941,231	$270,327,574
Undistributed (Over-distribution of) net investment income at the end of period	$(6,708,460)	$(1,041,534)

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Cash Flows	Six Months Ended June 30, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(1,623,099)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(99,132,859)
Proceeds from sales and maturities of investments	102,684,483
Proceeds from (Purchases of) short-term investments, net	(8,006,253)
Investment transaction adjustments, net	61,223
Proceeds from (Payments for) closed foreign currency spot contracts	(20,070)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(773,144)
Premiums received for options written	201,321
Cash paid for terminated options written	(114,990)
Amortization (Accretion) of premiums and discounts, net	126,308
(Increase) Decrease in:
Cash collateral at brokers	(371,900)
Receivable for dividends	170,456
Receivable for interest	62,384
Receivable for investments sold	891,739
Receivable for reclaims	(13,419)
Receivable for variation margin on futures contracts	(688)
Other assets	(106,555)
Increase (Decrease) in:
Payable for investment purchased	6,200,514
Payable for unfunded senior loans	(1,000,000)
Payable for variation margin on futures contracts	5,781
Accrued management fees	(13,499)
Accrued interest on borrowings	7,359
Accrued Trustees fees	14,578
Accrued other expenses	(34,019)
Net realized (gain) loss from:
Investments and foreign currency	(8,288,185)
Options purchased	589
Options written	(103,269)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	15,187,950
Forward foreign currency exchange contracts	52,109
Options written	(6,373)
Swaps	592,590
Capital gain and return of capital distributions from investments	465,036
Net cash provided by (used in) operating activities	7,116,098
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(1,011,858)
Cash distributions paid to common shareholders	(5,448,058)
Net cash provided by (used in) financing activities	(6,459,916)
Net Increase (Decrease) in Cash	656,182
Cash at the beginning of period	—
Cash at the end of period	$656,182

Supplemental Disclosures of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$522,688

See accompanying notes to financial statements.

36	Nuveen Investments

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Nuveen Investments	37

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders					Common Shareholders
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income		From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount Per Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2015(f)	$13.56	$0.26	$(0.34)	$(0.08)	$(0.54	)***	$—	$—	$(0.54)	$—		$12.94	$11.49
2014	12.84	0.48	1.27	1.75	(1.03)		—	—	(1.03)	—	*	13.56	11.77
2013	12.43	0.43	0.98	1.41	(0.85)		—	(0.15)	(1.00)	—	*	12.84	11.27
2012	11.37	0.45	1.61	2.06	(0.96)		—	(0.04)	(1.00)	—		12.43	11.60
2011	12.25	0.44	(0.32)	0.12	(1.00)		—	—	(1.00)	—	*	11.37	10.26
2010	11.13	0.36	1.70	2.06	(0.94)		—	—	(0.94)	—	*	12.25	10.89

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2015(f)	$116,500	$3,214
2014	116,500	3,320
2013	116,000	3,206
2012	107,800	3,299
2011	97,800	3,318
2010	65,000	4,761

38	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(0.68)%	2.12%	$257,941	1.83	%**	3.75	%**	N/A	**	N/A	**	26%
13.97	13.82	270,328	1.84		3.56		N/A		N/A		50
11.63	5.63	255,916	1.90		3.35		N/A		N/A		54
18.45	22.99	247,826	1.95		3.72		N/A		N/A		50
1.08	3.33	226,702	1.81		3.61		1.73%		3.69%		67
19.18	22.16	244,461	1.78		2.88		1.61		3.06		67

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2015(f)	0.42	%**
2014	0.41
2013	0.47
2012	0.53
2011	0.44
2010	0.38

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2015, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Funds is June 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate securities (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency exchange strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are high current income and total return. The Fund invests approximately equal proportions in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, emerging markets sovereign debt, and adjustable rate senior loans. The Fund expects to invest between 40% and 70% of its managed assets in equity security holdings and between 30% and 60% of its managed assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$7,306,969

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are recognized as a component of “Interest” on the Statement of Operations.

40	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2014, the character of distributions to the Fund from the REITs was 73.78% ordinary income, 19.80% long-term capital gains and 6.42% return of REIT capital.

For the fiscal year ended December 31, 2014, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the current fiscal period, the Fund applied the actual percentages for the fiscal year ended December 31, 2014, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjust that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2014, is reflected in the accompanying financial statements.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over distribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at the end of the reporting period reflect an over-distribution of net investment income.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADRs”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last trade price, and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a

42	Nuveen Investments

foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$77,340,101	$12,071,437	**	$—	***	$89,411,538
Real Estate Investment Trust (REIT) Common Stocks	95,677,250	—		—		95,677,250
Convertible Preferred Securities	1,445,637	—		—		1,445,637
$25 Par (or similar) Retail Preferred	967,758	—		—		967,758
$1,000 Par (or similar) Institutional Preferred	—	1,891,863		—		1,891,863
Variable Rate Senior Loan Interests	—	85,291,843		—	***	85,291,843
Corporate Bonds	—	473,644		—		473,644
Emerging Market Debt and Foreign Corporate Bonds	—	86,669,038		—		86,669,038
Short-Term Investments:
Repurchase Agreements	—	19,651,821		—		19,651,821
Investments in Derivatives:
Options Written	(2,190)	—		—		(2,190)
Forward Foreign Currency Exchange Contracts****	—	12,725		—		12,725
Futures Contracts****	11,053	—		—		11,053
Interest Rate Swaps****	—	(427,387)		—		(427,387)
Total	$175,439,609	$205,634,984		$—	***	$381,074,593
*	Refer to the Fund’s Portfolio of Investments for industry and country, where applicable, classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$4,860,385	$—	$—	$(4,860,385)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$11,331,961	3.0%
Germany	8,655,457	2.3
Mexico	6,869,774	1.8
Switzerland	6,195,117	1.6
Brazil	6,047,394	1.6
Netherlands	5,614,477	1.5
Indonesia	5,396,946	1.4
Turkey	5,140,399	1.3
Romania	4,273,892	1.1
Colombia	4,240,126	1.1
Canada	4,230,961	1.1
Other countries	73,526,368	19.3
Total non-U.S. securities	$141,522,872	37.1%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

44	Nuveen Investments

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$19,651,821	$(19,651,821)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Fund continued to utilize forward foreign currency exchange contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$8,782,695
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$74,346	Unrealized depreciation on forward foreign currency exchange contracts, net	$913

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(18,258)	Unrealized depreciation on forward foreign currency exchange contracts, net	(44,276)
Total			$56,088		$(43,363)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
BNP Paribas	$509	$—	$—	$509	$—	$509
Citibank N.A.	10,228	(9,105)	(9,105)	1,123	—	1,123
Goldman Sachs	—	(5,298)	—	(5,298)	—	(5,298)
JPMorgan	41,072	—	—	41,072	—	41,072
Morgan Stanley	—	(7,496)	—	(7,496)	—	(7,496)
Royal Bank of Canada	445	(3,473)	445	(3,028)	—	(3,028)
Standard Chartered Bank	22,537	(9,153)	(9,153)	13,384	—	13,384
State Street Bank and Trust	468	(28,009)	468	(27,541)	—	(27,541)
Total	$75,259	$(62,534)	$(17,345)	$12,725	$—	$12,725
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$192,489	$(52,109)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

46	Nuveen Investments

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(1,860,579)
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$14,131

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	14,830	Payable for variation margin on futures contracts*	(17,908)
Total			$14,830		$(3,777)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported by the Fund’s Portfolio of Investments, and not the asset and liability location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Foreign currency exchange rate	Futures contracts	$342,494	$(3,777)
Interest rate	Futures contracts	169,958	14,830
Total		$512,452	$11,053

Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$60,900,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(427,387)

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$—	$(427,387)	$—	$(427,387)	$427,387	$—
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(592,590)

48	Nuveen Investments

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The Fund purchased a small amount of call options on individual stocks to gain exposure to those securities.

The average notional amount of outstanding options purchased and options written during the current fiscal period was as follows:

Average notional amount of outstanding options purchased*	$ —

Average notional amount of outstanding options written*	$(768,333)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(2,190)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity Price	Options purchased	$(589)	$—
Equity price	Options written	103,269	6,373

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/15	Year Ended 12/31/14
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—
Repurchased and retired	—	(6,992)
Weighted average:
Price per common share repurchased and retired	$—	$11.84
Discount per common share repurchased and retired	—%	12.36%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, aggregated $99,132,859 and $102,684,483, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	200	$19,906
Options written	1,906	201,321
Options terminated in closing purchase transactions	(725)	(74,478)
Options exercised	(729)	(53,815)
Options expired	(622)	(89,965)
Options outstanding, end of period	30	$2,969

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$347,386,855
Gross unrealized:
Appreciation	$48,813,209
Depreciation	(14,719,672)
Net unrealized appreciation (depreciation) of investments	$34,093,537

50	Nuveen Investments

Permanent differences, primarily due to tax basis earnings and profits adjustments, treatment of notional principal contracts, foreign currency transactions and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2014, the Fund’s last tax year end, as follows:

Paid-in surplus	$(10,715,832)
Undistributed (Over-distribution of) net investment income	10,937,718
Accumulated net realized gain (loss)	(221,886)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$ —
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2014 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$20,533,457
Distributions from net long-term capital gains	—
Return of capital	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

As of December 31, 2014, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2017	$7,926,899
Not subject to expiration	—
Total	$7,926,899

During the Fund’s last tax year ended December 31, 2014, the Fund utilized $16,730,764 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2015, the complex-level fee for the Fund was 0.1643%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitment.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into a $125 million (maximum commitment amount) senior committed secured 364-day revolving line of credit, renewable annually, with its custodian bank as a means of leverage. As of the end of the reporting period, the outstanding balance on these Borrowings was $116.5 million. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $116.5 million and 0.99%, respectively.

On May 22, 2015, the Fund renewed these Borrowings with its custodian bank through May 20, 2016 (the “Renewal Date”).

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

52	Nuveen Investments

Prior to the Renewal Date, interest was charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) the overnight LIBOR (London Inter-Bank Offered Rate) rate plus 0.75% or (b) the Federal Funds rate plus 0.75%. The Fund also accrued a 0.10% per annum commitment fee on the undrawn balance and incurred a one-time 0.05% upfront fee based on the maximum commitment amount of the Borrowings, which was expensed through the Renewal Date.

Effective May 20, 2015, Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) the overnight LIBOR rate plus 0.80% or (b) the Federal Funds rate plus 0.80%. The Fund also accrues a 0.15% per annum commitment fee on the undrawn balance and incurred a one-time 0.10% upfront fee based on the maximum commitment amount of the Borrowings, which will be expensed through the Renewal Date.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

10. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Fund’s financial statement disclosures.

Nuveen Investments	53

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

54	Nuveen Investments

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■	Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the Morgan Stanley Capital International Europe Australasia and Far East (MSCI EAFE) ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

■	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■	Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments	55

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

56	Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-advisers to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and Wellington Management Company, LLP (“Wellington”), (b) the Adviser and NWQ Investment Management Company, LLC (“NWQ”), (c) the Adviser and Symphony Asset Management LLC (“Symphony”) and (d) the Adviser and Security Capital Research & Management Incorporated (“Security Capital” and, together with Wellington, NWQ and Symphony, the “Sub-Advisers”). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Advisers (the Adviser and Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Advisers which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to NWQ in January 2015.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

58	Nuveen Investments

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of the portion of the Fund’s portfolio allocated to the respective Sub-Adviser.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and its investment teams. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well

Nuveen Investments	59

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

as performance information reflecting the first quarter of 2015. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. With respect to closed-end funds, the Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

60	Nuveen Investments

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for the Fund. The Board reviewed, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund’s fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Fund had a net management fee that was in line with its peer average and a net expense ratio slightly higher than the peer average. The Board noted the factors that contributed to the Fund’s slightly higher relative net expense ratio, including that such was generally due to differences with the peer group limiting the usefulness of the comparative data.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had two affiliated sub-advisers (i.e., NWQ and Symphony) and two non-affiliated sub-advisers (i.e., Security Capital and Wellington), and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Advisers. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers. With respect to Symphony, such other clients included equity and taxable fixed-income hedge funds and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Advisers may provide some of these services, the Sub-Advisers essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

With respect to Security Capital, a non-affiliated Sub-Adviser, the Independent Board Members considered the fees that such Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rate paid to Security Capital for its sub-advisory services was reasonable in relation to the fees of other clients. With respect to Wellington, also a non-affiliated Sub-Adviser, the Independent Board Members considered such Sub-Adviser’s profitability information for its advisory activities with respect to the applicable Nuveen funds. The Independent Board Members also noted that with respect to the Sub-Advisers unaffiliated with Nuveen, the fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and

62	Nuveen Investments

recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including NWQ and Symphony, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to NWQ and Symphony, the Sub-Advisers affiliated with Nuveen, the Independent Board Members reviewed each such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. Similarly, with respect to the Sub-Advisers unaffiliated with Nuveen, including Security Capital and Wellington, the Independent Board Members considered information regarding the profitability of such Sub-Advisers in providing services to the applicable Nuveen funds as described below. With respect to Security Capital, the Independent Board Members considered such Sub-Adviser’s revenues, expenses and profitability margins (pre- and after-tax) for its advisory activities with the applicable Nuveen funds for the calendar years ending 2013 and 2014. With respect to Wellington, the Board reviewed the revenues, expenses and net income (pre-tax and after-tax) of Wellington’s parent over various periods, including revenues attributed to the relationship with the applicable Nuveen funds.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Advisers. Accordingly, with respect to NWQ, Symphony and Security Capital, the Independent Board Members considered that each such Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the foregoing Sub-Advisers may also benefit the Fund and shareholders to the extent the research enhanced the ability of such Sub-Advisers to manage the Fund. The Independent Board Members noted that the profitability of the foregoing Sub-Advisers with soft dollar arrangements may be somewhat lower if they had to acquire any such research services directly.

With respect to Wellington, the Independent Board Members noted that such Sub-Adviser had not engaged in soft dollar transactions on behalf of the Nuveen funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

64	Nuveen Investments

Notes

Nuveen Investments	65

Notes

66	Nuveen Investments

Notes

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-B-0615D    10014-INV-B-08/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015